EXHIBIT 10.2
                                                                  ------------

                        EXECUTIVE EMPLOYMENT DESCRIPTION
                        --------------------------------


RONALD E. CLARK
---------------

The Company, pursuant to an employment arrangement, hired Mr. Clarke as Senior Vice President of Operations on September 1, 2001, subject to a 90 day probationary period, for an annual salary of $115,000, with a salary review on January 1, 2002, which salary, subject to satisfactory performance, will be increased in an amount not less than $10,000. In connection with his employment arrangement, Mr. Clarke is to receive, subject to satisfactory performance during the time periods described below, restricted common stock in accordance with the following schedule:

                             Period           Shares
                      --------------------    ------
                      09/01/01 to 03/31/02    40,000
                      04/01/02 to 09/30/02    40,000
                      10/01/02 to 03/31/03    40,000
                      04/01/03 to 09/30/03    40,000
                      10/01/03 to 03/31/04    40,000
                      04/01/04 to 09/30/04    40,000



























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